UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement

Amendment No. 1

Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

a.	☐	Preliminary Information Statement
b.	☐	Confidential, for Use of the Commission Only (as permitted by Rule l4c-5(d) (2))
c.	☒	Definitive Information Statement

BIRCH BRANCH, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $
(4)	Proposed maximum aggregate value of transaction: $
(5)	Total fee paid: $

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: $
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed;

Birch Branch, Inc.

Henan Shuncheng Group Coal Coke Co., Ltd. (New Building)

Cai Cun Road Intersection

Anyang County, Henan Province, China 455141

ADDENDUM

Information Statement Schedule 14-C

Attention Shareholders:

The effective date of the merger between the Company and Birch Branch Acquisition Corp. is April 8, 2013.

THE BOARD OF DIRECTORS OF BIRCH BRANCH, INC.

Date: March 22, 2013

SIGNATURES

After due inquiry and to the best of their knowledge and belief, each of the undersigned certifies that the information set forth in this Preliminary Information Statement is true, complete and correct.

BIRCH BRANCH INC.

By:	/s/ Wang Feng
Name:	Wang Feng
Title:	CEO
Date:	March 22, 2013

BIRCH BRANCH ACQUISITION CORP.

By:	/s/ Wang Xinshun
Name:	Wang Xinshun
Title:	President
Date:	March 22, 2013

WANG XINSHUN

By:	/s/ Wang Xinshun
Date:	March 22, 2013

LI WEITIAN

By:	/s/ Li Weitian
Date:	March 22, 2013